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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 1999


                             BUSINESS RESOURCE GROUP
             (Exact name of Registrant as specified in its charter)

                                     0-26208
                            (Commission File Number)

          CALIFORNIA                                               77-0150337
(State or other jurisdiction of                                 (I.R.S. Employer
      Identification No.)                                         incorporation)


                       2150 North First Street, Suite 101
                               San Jose, CA 95131
             (Address of principal executive offices, with zip code)

                                  408-325-3200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OF ASSETS

        On February 1, 1999, Business Resource Group, a California corporation (the "Company"), pursuant to an Asset Purchase Agreement dated February 1, 1999 by and among the Company, RN Acquisition Corp., a California corporation (the "Subsidiary"), Re'Nu Office Systems, Inc., a California corporation ("Re'Nu Office Systems"), Re'Nu South, Inc., a California corporation and wholly owned subsidiary of Re'Nu Office Systems ("Re'Nu South"), Re'Nu Office Systems, Inc., a Nevada Corporation and wholly owned subsidiary of Re'Nu Office Systems ("Re'Nu Nevada" and, together with Re'Nu Office Systems and Re'Nu South, the "Seller"), and Fred Cook (the "Shareholder"), purchased substantially all of the assets of Seller (the "Acquisition"). The Subsidiary is a wholly owned subsidiary of the Company and the Shareholder is the sole shareholder of Re'Nu Office Systems. Assets of Seller purchased by the Company in the Acquisition include all right, title and interest to the marks "Re'Nu Office Systems" and "Re'Nu," inventory consisting of office furniture, cash, accounts receivable, office and warehouse equipment, vehicles and goodwill (the "Assets"). The purchase price paid by the Company for the Assets consisted of: (i) 100,000 shares of the Common Stock of the Company; (ii) $2,000,000 in cash; and (iii) an earn out of up to the aggregate amount of $2,000,000 to be paid over three years based upon annual revenues of Subsidiary (collectively, the "Purchase Price"). The Purchase Price was determined by arms-length negotiations among the parties. The cash paid to Seller was obtained from a draw down on the Company's $15,000,000 line of credit with Comerica Bank under the Company's Agreement with Comerica Bank dated
August 8, 1997.

        Re'Nu Office Systems, Re'Nu South and Re'Nu Nevada are each primarily engaged in the business of refurbished office furniture sales and space planning services.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)    Financial Statements of Businesses Acquired

               None.

        (b)    Pro Forma Financial Information

               None.

        (c)    Exhibits.

               2.1 Asset Purchase Agreement dated February 1, 1999, by and among the Company, RN Acquisition Corp., a California corporation, Re'Nu Office Systems, Inc., a California corporation ("Re'Nu Office Systems"), Re'Nu South, Inc., a California corporation and wholly owned subsidiary of Re'Nu Office Systems, Re'Nu Office Systems, Inc., a Nevada Corporation and wholly owned subsidiary of Re'Nu Office Systems, and Fred Cook, the sole shareholder of Re'Nu Office Systems.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BUSINESS RESOURCE GROUP


Date:  February 16, 1999           By:    /s/ John Palmer
                                      ----------------------------------------
                                         John Palmer, Chief Financial Officer




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                                INDEX TO EXHIBITS




      Exhibit
        No.                            Exhibit
        ---                            -------
          2.1        Asset Purchase Agreement
